UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2021

KIROMIC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39619	46-4762913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7707 Fannin Street, Suite 140

Houston, TX, 77054

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 968-4888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	KRBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

(b)On December 6, 2021, Ignacio Nunez informed the Board of Directors of Kiromic Biopharma, Inc. (the “Registrant”) that he was resigning his position as Chief Manufacturing and Operating Officer immediately due to personal reasons. Mr. Nunez’s resignation did not involve a disagreement with the Registrant on any matter relating to the Registrant’s operations, policies or practices.  On December 8, 2021, Mr. Nunez and the Registrant entered into a Separation Agreement dated as of December 6, 2021 (the “Separation Agreement”) in connection with his resignation.  The Separation Agreement sets forth , among other things, the separation compensation payable to Mr. Nunez as well as the vesting terms of certain stock options and restricted stock units held by Mr. Nunez that were previously issued to him pursuant to the Registrant’s 2017 Equity Incentive Plan.  The Separation Agreement also contains, among other things, certain covenants related to confidentiality and non-disparagement as well as a general release.  A copy of the Separation Agreement is attached hereto as Exhibit 10.1. The foregoing description of the Separation Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Separation Agreement, which is attached hereto as Exhibit 10.1 and which is incorporated by reference into this Current Report on Form 8-K

Item 9.01. Financial Statements and Exhibit.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description
10.1	Separation Agreement dated as of December 6, 2021 between Kiromic Biopharma, Inc. and Ignacio Nunez
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kiromic BioPharma, Inc.
Date: December 10, 2021	By:	/s/ Daniel Clark
Daniel Clark Interim Chief Financial Officer

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